Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 29, 2021 (this “Amendment”), is made by and between TPG RE FINANCE 20, LTD., an exempted company incorporated in the Cayman Islands with limited liability (“Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS

WHEREAS, Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 29, 2017 (as amended by that certain First Amendment to Credit Agreement, dated as of May 4, 2018, and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed, subject to the terms and conditions hereof, that the Credit Agreement shall be amended as set forth in this Amendment; and TPG RE Finance Trust Holdco, LLC (“Guarantor”) has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Credit Agreement Amendments.  The Credit Agreement is hereby amended as follows:

(a)Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)Each of the definitions of “Initial Maturity Date”, “Extended Maturity Date”, “Extension Effective Date” and “Maturity Extension Reduction” is deleted in its entirety.

(ii)The definition of “Maturity Date” is hereby amended and restated in its entirety to read as follows:

““Maturity Date” means September 29, 2022.”

(iii) The definition of “Funding Period” is hereby amended and restated in its entirety to read as follows:

““Funding Period” means the period from and including the Closing Date to the earliest of (a) October 15, 2021 (as such date may be extended by mutual agreement in writing between Borrower and the Administrative Agent), (b) the date of termination of the entire Facility Amount or the permanent reduction of the Facility Amount to zero pursuant to Section 2.04, and (c) the date of termination of the commitment of each Lender to make Loans pursuant to Section 9.02.”

(b)Section 2.01(a).  The last proviso contained in Section 2.01(a) is hereby amended and restated in its entirety to read as follows:

“; provided further that on or after the first anniversary of the Closing Date, the Loans shall be subject to the following concentration limits (collectively, the “Concentration Limits”):  (1) the aggregate outstanding principal amount of all Loans made with respect to Pledged Assets that constitute loans secured by lodging properties shall not at any time exceed 25% of the Facility Amount and (2) the aggregate outstanding principal amount of all Loans made with respect to Pledged Assets that constitute loans secured by any single type of property other than a lodging property shall not at any time exceed 75% of the Facility Amount.”

(c)Section 2.04(b).  Section 2.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) [Reserved.]”

(d)Section 2.12.  Section 2.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“2.12 [Reserved.]”

Section 2.Conditions Precedent.  This Amendment shall become effective on the date hereof provided that this Amendment is duly executed and delivered by Borrower, the Administrative Agent and the Required Lenders.

Section 3.Representations and Warranties.  On and as of the date first above written, Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) it is in compliance with all the terms and provisions set forth in the Credit Agreement on its part to be observed or performed, (b) no Default or Event of Default under the Credit Agreement has occurred and is continuing, (c) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date) and (d) the resolutions delivered to the Administrative Agent and the Lenders on the Closing Date with respect to each Loan Party (which resolutions include approval for an extension of the Maturity Date for a period that is not less than an additional two years from the Initial Maturity Date) are and remain in full force and effect and have not been modified, rescinded or superseded since the date of adoption.

Section 4.Acknowledgments of Guarantor.  Guarantor hereby acknowledges the execution and delivery of this Amendment by the parties hereto and agrees that it continues to be bound by that certain Guaranty Agreement, dated as of September 29, 2017 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), made by Guarantor in favor of Lender, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein and therein.

Section 5.Limited Effect.  Except as expressly amended and modified by this Amendment, the Credit Agreement and each of the other Loan Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof, (a) all references in the Credit Agreement to the “Loan Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Credit Agreement” in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

Section 6.Counterparts.  This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.  The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided further that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, each party hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any other party hereto without further verification and (b) upon the reasonable request of the Administrative Agent, any Electronic Signature of any party to this Amendment shall, as promptly as practicable, be followed by such manually executed counterpart.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 7.Costs and Expenses.  Borrower acknowledges and agrees that its payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing).

Section 8.Miscellaneous.  This Amendment is a Loan Document.  Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.  If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.  Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

Section 9.Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.GOVERNING LAW, ET. Al.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).   The provisions of clauses (b), (c) and (d) of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to those terms.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

LENDER:

BANK OF AMERICA, N.A., a national banking association, as Administrative Agent and as a Lender

By:	/s/ Katherine Petteys
Name: Katherine Petteys Title: V.P.

[Signature Page to Second Amendment to Credit Agreement – TRT-BAML]

BORROWER:

TPG RE FINANCE 20, LTD., an exempted company incorporated in the Cayman Islands with limited liability

By:	/s/ Deborah Ginsberg
Name: Deborah Ginsberg Title: Vice President

[Signature Page to Second Amendment to Credit Agreement – TRT-BAML]

Acknowledged:

TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company, in its capacity as Guarantor, and solely for purposes of making the acknowledgement set forth in Section 4 of this Amendment:

By:	/s/ Deborah Ginsberg
Name: Deborah Ginsberg Title: Vice President

[Signature Page to Second Amendment to Credit Agreement – TRT-BAML]